Exhibit 10.1

THIRD MODIFICATION AGREEMENT

GEORGIA, MUSCOGEE COUNTY

THIS THIRD MODIFICATION AGREEMENT, made and entered into as of the 5th day of May, 2009 (this “Agreement”), to the Loan Agreement (as defined below) and certain other Loan Documents is made by and among COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation (“Bank”) and UNITED INSURANCE HOLDINGS L.C. a Florida limited liability company (“Holdings”), and UNITED INSURANCE MANAGEMENT L.C. Florida limited liability company (“Management”), said Holdings and Management being hereinafter sometimes referred to individually as “Borrower” and collectively as “Borrowers” (Terms not defined herein have the meanings assigned to them in the Loan Agreement (as defined below).

W I T N E S S E T H    T H A T:

WHEREAS, the Borrowers, and the Bank are parties to the Loan Agreement, dated as of February 8, 2007 (as amended by that First Modification Agreement, dated as of March 13, 2008, that Second Modification Agreement, dated as of August 11, 2008, and this Agreement, as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrowers and Bank are all parties to that Term Promissory Note, dated as of February 8, 2007 (as amended by that First Modification Agreement, dated as of March 13, 2008, that Second Modification Agreement, dated as of August 11, 2008, and this Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Note “); and

WHEREAS, the Borrowers and Bank are parties to a Pledge and Security Agreement, dated as of February 8, 2007 (as amended by that First Modification Agreement, dated as of March 13, 2008, that Second Modification Agreement, dated as of August 11, 2008, and this Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Pledge Agreement”); and

WHEREAS, the Borrowers and Bank are each parties to separate Security Agreements, each being dated as of February 8, 2007 (as amended by that First Modification Agreement, dated as of March 13, 2008, that Second Modification Agreement, dated as of August 11, 2008, and this Agreement and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, collectively the “Security Agreements”); and

WHEREAS, the Borrower has requested and the Bank is willing, on the terms and subject to the conditions hereof, to modify the Loan Agreement, the Note and certain other Loan Documents (as defined in the Loan Agreement) as specifically set forth below, and to amend the Original Note’s “Payment Terms” to allow for payments of interest only from April 1, 2009, through February 20, 2010.

WHEREAS, Borrowers acknowledge that the modifications effected herein will be of direct and substantial benefit to each Borrower; and

NOW, THEREFORE, for and in consideration of the foregoing benefits and the sum of Ten Dollars ($10.00) in hand paid by Borrower to Bank, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree that:

1. Modification of Loan Documents. Effective on the date hereof, the provisions of the Loan Documents referred to below are hereby amended in accordance with this Paragraph 1. Except as expressly so amended, the Loan Documents shall continue in full force and effect in accordance with their respective terms.

a. Loan Agreement.

(i) A new Subparagraph 1(c)(ii) shall be added to Paragraph 1(c) of the Loan Agreement to read as follows:

“(i) Notwithstanding the above provisions of Paragraph 1(c), payments of interest only on all outstanding principal shall be due and payable commencing on April 1, 2009, and continuing with each payment through the Maturity Date, at which time all principal and accrued interest shall be due and payable in full.”

b. Note

(i) Paragraph 2(b) of the Note is hereby deleted in its entirety and the following is inserted in its place:

“Accrued interest on the principal amount from time to time outstanding at the Applicable Interest Rate shall be due from Borrowers to Lender on each Monthly Payment Date. This principal of this Note shall be repaid by Borrowers to Lender as follows: (i) payments of principal shall be paid in equal consecutive monthly installments, each in the amount of $916,666.67, the first such installment of principal to be due and payable by Borrowers to Lender on March 10, 2007, and a like principal installment to be due and payable on each consecutive Monthly Payment Date thereafter through and including July 20, 2008, and (ii) payments of interest shall be due and payable on each Monthly Payment Date beginning on August 1, 2008 and on each consecutive Monthly Payment Date thereafter through and including the Maturity Date. It being the intent of the parties to permit Borrowers to make payments of interest only on the August 20, 2008 through the Maturity Date. The entire outstanding principal balance of this Note and all accrued but unpaid interest and other sums due and payable thereon shall be due and payable in full on the Maturity Date. Interest on the principal sum of this Note shall be calculated by multiplying the actual number of days elapsed in the period for which interest is being calculated by a daily rate equal to the Applicable Interest Rate based on a 360-day year.”

c. Other Loan Documents. The Pledge Agreement, Security Agreement, and all other Loan Documents evidencing or securing the indebtedness outstanding under, or otherwise relating to, the Loan Agreement are hereby modified and amended to the extent necessary to fully evidence and secure the aforesaid modification of the Loan Agreement and the Note.

2. Ratification. Except as expressly set forth herein, all terms, covenants and provisions of the Loan Agreement, the Note and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and Borrowers do hereby expressly ratify and confirm the Loan Agreement, the Note, the Security Agreements and the other Loan Documents (in each case, as amended hereby) and the continuing priority of the Note, Security Agreements and other Loan Documents which secure or relate to payment of same. It is the intent of the parties hereto that this Third Modification Agreement shall not constitute a novation and shall not adversely affect or impair the priority of the afore described Loan Agreement, Note, Security Agreements or of any of the Loan Documents, all of which shall remain a first priority lien and security interest on the property described therein, superior to any other encumbrance.

3. Waiver of Claims. Each Borrower does hereby waive any claim or defense which it may now have by virtue of this Agreement or any instrument set forth hereunder, and further agree not to raise any such claims or defenses in any civil proceeding or otherwise. Each Borrower does further hereby for itself, its affiliates, agents, servants, employees, successors, legal representatives, and assigns, forever release, acquit and discharge each Bank and its affiliates, and its and its affiliates’ officers, directors, stock holders, agents, servants, employees, successors, legal representatives and assigns of and from any and all claims, demands, debts, actions and causes of actions which they now have against either Bank or any of its affiliates, or any of its or its affiliates’ officers, directors, stock holders, agents, servants, employees, legal representatives, heirs and assigns by reason of any act, matter, contract, agreement or thing whatsoever as same may be related to this Agreement or any other Loan Document up to the date hereof.

4. Representations and Warranties; No Default. In order to induce the Bank to execute and deliver this Agreement, each Borrower hereby represents and warrants to the Bank, as of the date hereof, after giving effect to this Agreement, all statements set forth in Paragraph 4 of the Loan Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

5. Miscellaneous.

a. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement, as amended hereby.

b. This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

c. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, AND VENUE SHALL LIE EXCLUSIVELY IN THE APPLICABLE STATE AND FEDERAL COURTS LOCATED IN MUSCOGEE COUNTY,GEORGIA.

6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, its legal representatives, successors, successors-in-title and assigns.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its authorized officer as of the day and year first above written.

BORROWER:

UNITED INSURANCE HOLDINGS, L.C.,

By:
Title:
Attest:
Title:
(Corporate Seal)

UNITED INSURANCE MANAGEMENT, L.C.

By:
Title:
Attest:
Title:
(Corporate Seal)

[SIGNATURE PAGE FOLLOWS]

PAGE 5 TO THIRD MODIFICATION AGREEMENT BY AND AMONG BANK, UNITED INSURANCE HOLDINGS L.C., and UNITED INSURANCE MANAGEMENT L.C. DATED MAY     , 2009,

BANK:

COLUMBUS BANK AND TRUST COMPANY

By:
Title:
Attest:
Title:
(Corporate Seal)

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